EXHIBIT 99.1

1 Strategic Update Advancing outcomes in oncology with groundbreaking molecular testing technology Company Update Paul Kinnon, President & CEO December 11 th 2014

2 Forward - Looking Statements Certain statements in this presentation constitute “forward - looking statements” of Transgenomic within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Forward - looking statements include, but are not limited to, those with respect to management's current views and estimates of future economic circumstances, industry conditions, company performance , financial results, including the ability of the Company to grow its involvement in the diagnostic products and services markets, and regulatory matters. The known risks, uncertainties and other factors affecting these forward - looking statements are described from time to time in Transgenomic's filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10 - K. Any change in such factors, risks and uncertainties may cause the actual results, events and performance to differ materially from those referred to in such statements. Accordingly, the Company claims the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all statements contained in this presentation. All information in this presentation is as of the date set forth on the front page of this presentation, and Transgenomic does not undertake any duty to update this information, including any forward - looking statements, unless required by law.

3 Our Mission Advancing personalized medicine with ICE COLD - PCR G roundbreaking molecular testing technology Neurology Cardiology Oncology Target markets Customers Pharma Biotech Oncologists/ Patients Clinical Diagnostics

4 What Problems does MX ICP Solve?

5 The Oncologists’ Clinical Challenge Lack of actionable information for early, appropriate treatment; No convenient and accurate methodology for monitoring Need to ensure more cost effective cancer treatment .” Personalized treatment Need for earlier & regular detection of cancer changes for better outcomes More sensitive, accurate diagnostics Need to monitor treatment effectiveness to improve patient response Accurate & Non - invasive diagnostics Challenge Solution

6 The MX ICP Solution Enable clinically relevant known and unknown mutations rapidly without major costs or impact to current processes Non - invasive diagnostics for liquid biopsies Personalized treatment Enables more accurate diagnosis & patient outcomes Sample source independent testing More sensitive, accurate diagnostics Platform Independent Easily implemented into any laboratory

7 The Oncology (Patient) Treatment Problem Inability to detect mutations routinely, rapidly and simply, is limiting improvements to patient outcomes Current technology insufficient to manage cancer effectively Sample source independent testing Mutation change appear during course disease Faster & more sensitive, accurate diagnostics Tissue biopsies ~20% fail & aren’t accurate; plasma or blood cannot be used for testing Non - invasive diagnostics Challenge What’s Needed

8 The MX ICP Solution MX ICP enables detection of clinically relevant known & unknown mutations rapidly without major costs or impact to current processes Enables detection of mutations at significantly improved level early Sample independent: Improves diagnosis/treatment effectiveness & patient outcome Enables detection of known & unknown mutations in all samples Enables more accurate d iagnosis & patient outcomes Allows ~100% of tissue samples to be used and monitoring using Blood/Plasma Non - Invasive & monitoring: Significantly improves patient monitoring & overall outcomes Solution Benefit

9 The Market for MX ICP

10 Why Does Oncology Market Need MX ICP Clinical Diagnostic Pharma/biotech Academics Clinical Oncologists x To allow them to find these mutations in house rather than having to send samples out all the time, for expensive testing x To allow them to identify low level mutations to gain faster approval with the FDA x To allow them to rapidly build companion Dx product relationships using plasma other liquid specimens. x To allow them to develop companion Dx products that detect known and unknown mutations in plasma that they can’t currently detect x To partner rapidly with Pharma/biotech companies looking for extra sensitivity x To rapidly and broadly commercialize enabling new Dx products x To allow them to rapidly find known and unknown mutations , on current platforms, at very little expense x To allow them to identify low level mutations to obtain unique publications faster x To accelerate their research and allow them to advance Oncology science and patient care in the market x To allow them to improve patient care rapidly x To allow them to rapidly identify known and unknown mutations, rapidly on current platforms, at very little expense without changing their process x To rapidly implement plasma oncology testing in their firms

11 Potential Oncology Market for Tissue & Monitoring □ Over 1.6 million patients diagnosed with cancer per year (North America alone) □ Approximately 40% of these have a tissue biopsy taken to confirm diagnosis, but usually only once with no mutation monitoring/surveillance We believe that MX ICP enables better and more accurate diagnosis, monitoring and surveillance of cancer patients, resulting in overall more cost efficient and better patient treatment and outcomes. Which could generate peak revenues to TBIO from direct sales, licensing and partnering opportunities, exceeding $100 million in the multi - billion $ cancer testing/treatment market in the next 3 - 6 years Sources: World Health Organization (WHO), American Cancer Society, Centers for Disease Control (CDC) CRC 15% NSCLC 20% Melanoma 9% Pancreatic 4% Liver 9% Breast 18% Bladder 5% lymphoma/L eukemia 9% Ovarian 3% Neuroblasto ma 2% Other 6%

12 What is Multiplexed Ice Cold PCR (MX ICP)?

13 MX - ICP: Transformative Technology Allows comprehensive Tumor Analysis & Treatment Selection using Tissue, Blood or Plasma enables detection of ALL known and unknown mutations in multiple genes at the levels of sensitivity that enables tumor detection & monitoring using easily - obtained blood or plasma samples Allowing Improved Diagnosis & Treatment

14 MX ICP Uniquely Enables Better Accuracy and Sensitivity for Mutation Detection Unique Technology allows samples to be preferentially enriched for the mutant DNA through selective amplification Traditional PCR MX ICP

15 0.50 0.09 0.06 7.91 6.89 5.80 15.43 6.70 6.92 0 2 4 6 8 10 12 14 16 18 EGFR E18 (K714E) KRAS E2 (G10R) KRAS E2 (A11V) Variant Frequency 7 7 6 7 1 Ion Torrent without ICE COLD - PCR MiSeq without ICE COLD - PCR Ion Torrent with ICE COLD - PCR MiSeq with ICE COLD - PCR MX ICP + NGS Detects Mutations that Cannot be Detected by NGS Alone • All samples cfDNA with known mutations • Multiple targets, all mutations enriched with MX ICP – EGFR Exon 18 – KRAS Exon 2 – PIK3CA Exon 9 Only MX ICP used upstream of Next - Gen Sequencing can detect rare mutations Zero or insufficient detection of mutation on NGS

16 % MT % MT 0% X 0% X 20% ✓ 20% ✓ 5% ✓ 5% ✓ 1% X 1% ✓ 0.5% X 0.5% ✓ 0.1% X 0.1% ✓ 0.05% X 0.05% ✓ 0.01% X 0.01% ✓ 0.005% X 0.005% X Without MX - ICP With MX - ICP MX ICP Detects Many More EGRF Deletions than NGS

17 Detection of Mutations in cfDNA Platform 0.05% Mutation in 150 ng DNA 0.01 % Mutation in 150 ng DNA Without MX ICP With MX ICP Fold Increase in Sensitivity Without MX ICP With MX ICP Fold Increase in Sensitivity Sanger No Yes ≥400 No Yes ≥400 NGS No Yes ≥100 No Yes ≥100 BEAMing Yes Yes ≥100 No Yes ≥100 Droplet Digital PCR Yes Yes ≥100 No Yes ≥100 Pyro sequencing No Yes ≥200 No Yes ≥200 Compelling Data on MX ICP MX ICP significantly improves the sensitivity of detection of all downstream technologies tested

18 Strategy Update

19 Regulatory Roadmap MX ICP Creative and unique path to bring product to clinical market rapidly & broadly for everyone to use and improve patients outcomes FDA CE IVD In discussions with FDA, expected decision in near term, if positive will enable release in Q1 as clinical product; if further work required, we will still launch in 2015 in USA (we have been advised by our clinical consultants on a preliminary basis that a 510k process will not be required for this product). Self certification as cancer mutation amplification product, will allow release in Europe and Rest of World under CE IVD regulations in Q1

Broad MX ICP Commercial Roadmap

	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Current Activities
Biomarker Studies	Revenues from studies and pharma/biotech using MX ICP in regulatory studies tied to their drug						1ST Study under way, in discussions on more
WW Kits	Pre Launch		Launch RUO (WW) & CE IVD (outside of USA) Q1				Preparing for Global Launch for targeted cancers and RUO
Clinical Kits US	In discussion/review currently			Planned launch in USA			FDA roadmap enabling a rapid commercialization and adoption;
Licenses		Start developing		As other pipelines and relationship develop			Building pipeline
CLIA Testing in USA		Starting to develop for clinical validation					Began internal review of capabilities
CDx				As other pipelines and relationships develop			CDx, identifying potential partners while showing clinical relevance of liquid biopsies

Revenue-generation   Development Stage

Transgenomic®
Advancing Personalized Medicine

20

21 Initial MX ICP Types of Products to be Offered Multiple product offerings allowing broad and rapid adoption across the Clinical Market Biomarker Service Licenses Kits Services for Pharma and Biotech R&D to identify and detect biomarkers (Mutations) in tissue and blood samples Licensing agreements with companies in life sciences & clinical oncology to enable them to broadly commercially use MX ICP products & technologies on global basis and impact patient outcomes Reagent kits for R&D and Clinical use to enable detection of known and unknown mutations on any platform by any lab globally

22 The MX ICP Solution Enable clinically relevant known and unknown mutations rapidly without major costs or impact to current processes Non - invasive diagnostics for liquid biopsies Personalized treatment Sample source independent testing More sensitive, accurate diagnostics Platform Independent Easily implemented into any laboratory Enables more accurate diagnosis & patient outcomes

23 IP protection A dvantages of MX ICP Works on any sample Easily implemented Significantly improves sensitivity Enables liquid biopsies for treatment monitoring Works on any platform Enables more accurate diagnosis & patient outcomes

24 Our Mission Advancing personalized medicine with ICE COLD - PCR G roundbreaking molecular testing technology Neurology Cardiology Oncology Target markets Customers Pharma Biotech Oncologists/ Patients Clinical Diagnostics